UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

November 1, 2007
(Date of earliest event reported)

SPECTRUM BRANDS, INC.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	001-13615	22-2423556
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)

(770) 829-6200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends Spectrum Brands, Inc. Current Report on Form 8-K, filed with the United States Securities and Exchange Commission on November 2, 2007 (the "8-K").  This Amendment No. 1 corrects the date of the 8-K, the date of the announcement set forth in Item 8.01 and the date of Exhibit 99.1 thereto to November 1, 2007.

ITEM 8.01.  OTHER EVENTS

On November 1, 2007, Spectrum Brands, Inc. announced that it has completed the sale of the Canadian division of its Home & Garden business segment.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

           99.1          Press Release dated November 1, 2007 issued by Spectrum Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2007	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
		Name:	Anthony L. Genito
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated November 1, 2007 issued by Spectrum Brands, Inc.*

* Previously filed on Spectrum Brands, Inc.'s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on November 2, 2007.